                                                                   EXHIBIT 10.1

                  Exchange and Registration Rights Agreement


     Exchange and Registration Rights Agreement (this "Agreement") dated as of
                                                       ---------
April 9, 1999 among ARCH COMMUNICATIONS, INC., a Delaware corporation (the "Company"), ARCH ESCROW CORP., a Delaware corporation (the "Issuer"), Bear,
 -------
Stearns & Co. Inc., TD Securities (USA) Inc., BNY Capital Markets, Inc., RBC Dominion Securities Corporation and Barclays Capital Inc. (with Bear, Stearns & Co. Inc., TD Securities (USA) Inc., BNY Capital Markets, Inc., RBC Dominion Securities Corporation and Barclays Capital Inc. being referred to collectively as, the "Initial Purchasers").
         ------------------

     This Agreement is made pursuant to the Purchase Agreement, dated as of April 6, 1999 (the "Purchase Agreement"), among the Company, the Issuer and the
                    ------------------
Initial Purchasers, pursuant to which the Initial Purchasers have agreed, severally and not jointly, to purchase from the Issuer $147,000,000 aggregate principal amount of the Company's 13 3/4% Senior Notes due 2008 (the "Notes").
                                                                      -----
The Notes will be issued pursuant to an Indenture (the "Indenture") to be dated
                                                        ---------
as of the date hereof between the Issuer and IBJ Whitehall Bank & Trust Company, as trustee (the "Trustee"). In connection with the consummation of the merger
                 -------
of the Issuer and the Company (the "Escrow Merger"), with the Company as the
                                    -------------
surviving corporation of the merger, described in the final Offering Memorandum dated April 6, 1999, the Company will assume the obligations of the Issuer under the Notes, the Indenture and this Agreement. References to the Obligor refer to
(x) prior to the Escrow Merger, the Issuer, and (y) after the Escrow Merger, the Company. As an inducement to the Initial Purchasers to purchase the Notes, the Obligor agrees with the Initial Purchasers, for the benefit of the holders of the Notes and the Registered Notes (as defined), as follows:

     Section 1.  Certain Defined Terms.
                 ---------------------

          (a) As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Broker-Dealer" means any broker or dealer registered under the
           -------------
     Exchange Act.

          "Business Day" means any day other than a Saturday, a Sunday or a day
           ------------
     on which the banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Commission" means the United States Securities and Exchange
           ----------
     Commission.

          "Consummate" means, with respect to a Registered Exchange Offer:  (i)
           ----------
     the filing and declaration of effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Registered Notes to be issued in the Registered Exchange Offer; (ii) maintaining the continuous effectiveness of such Exchange Offer Registration Statement and keeping the Registered Exchange Offer open for a period of not less than 20 Business Days after the date of the mailing of the Prospectus pursuant to Section 2(d)(i) hereof; and (iii) the delivery by the Obligor to the Registrar under the Indenture of the Registered Notes in the same aggregate principal amount as the aggregate principal amount of the Notes that were duly tendered by Holders
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     thereof pursuant to the Registered Exchange Offer, and
     "Consummated" or "Consummation" shall have a correlative meaning.
      -----------      ------------

          "Exchange Act" means the United States Securities Exchange Act of
           ------------
     1934, as amended, and the rules and regulations promulgated thereunder.

          "Exchange Offer Registration Statement" means a registration statement
           -------------------------------------
     (together with the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and materials incorporated by reference therein) with respect to the Registered Exchange Offer.

          "Holder" means any Person who is the registered or beneficial owner of
           ------
     the Notes or the Registered Notes, as the case may be.

          "Escrow Merger Effective Date" shall mean the effective date of the
           ----------------------------
     Escrow Merger.

          "Person" means an individual, partnership, corporation, joint stock
           ------
     company, joint venture, trust, unincorporated organization or a government, agency or political subdivision thereof, firm or other entity.

          "Prospectus" means the prospectus included in any Registration
           ----------
     Statement, as amended or supplemented, including, without limitation, by any post-effective amendments thereto, and all material incorporated by reference into such prospectus.

          "Registration Statement" means the Exchange Offer Registration
           ----------------------
     Statement or the Shelf Registration Statement, as the context requires.

          "Securities Act" means the United States Securities Act of 1933, as
           --------------
     amended, and the rules and regulations promulgated thereunder.

          "Shelf Registration Statement" means a registration statement filed
           ----------------------------
     for a delayed or continuous period pursuant to Rule 415 or any similar rule that may be adopted by the Commission under the Securities Act (together with the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and materials incorporated by reference therein) with respect to a Shelf Registration.

          "TIA" means the United States Trust Indenture Act of 1939, as amended,
           ---
     in effect on the date of the Indenture.

          "Transfer Restricted Securities" means each Note and each Registered
           ------------------------------
     Note, the Holder of which is subject to prospectus delivery requirements of the Securities Act in order to sell such Note or Registered Note, until the occurrence of any of the following events:

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               (i)     the first date on which such Note may be exchanged for a
          Registered Note in the Registered Exchange Offer, if following such exchange such Holder would be entitled to resell such Registered Note to the public without complying with the prospectus delivery requirements of the Securities Act;

               (ii) the date on which such Note has been registered pursuant to an effective Shelf Registration Statement under the Securities Act and disposed of in accordance with the "Plan of Distribution" section of the Prospectus contained in such Shelf Registration Statement;

               (iii) the date on which such Note is sold to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein); or

               (iv) such Note or Registered Note, as the case may be, shall have ceased to be outstanding.

          (b) Each of the following terms is defined in the Section set forth opposite such term:

               Term                           Section
               ----                           -------

               Agreement                      Preamble
               Company                        Preamble
               Indemnified Holder             7(a)
               Indenture                      Preamble
               Initial Purchasers             Preamble
               Issuer                         Preamble
               Liquidated Damages             8
               Losses                         7(a)
               Notes                          Preamble
               Obligor                        Preamble
               Participating Broker-Dealer    4(a)
               Purchase Agreement             Preamble
               Registered Exchange Offer      2(a)
               Registered Notes               2(a)
               Registration Default           8
               Shelf Registration             3(a)
               Trustee                        Preamble

     Section 2.  Registered Exchange Offer.
                 -------------------------

          (a)  The Obligor shall:

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               (i)     prepare and, not later than 45 calendar days after the
          Escrow Merger Effective Date, file with the Commission an Exchange Offer Registration Statement on an appropriate form under the Securities Act with respect to a proposed offer to exchange (the "Registered Exchange Offer") any and all of the outstanding Notes
           -------------------------
          (including, if permitted by the then prevailing interpretations of the staff of the Commission, any Notes held by the Initial Purchasers having the status of an unsold allotment in the initial distribution) for a like aggregate principal amount of the Obligor's 13 3/4% Senior Notes due 2008 (the "Registered Notes");
                               ----------------

               (ii) use its best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act as soon as practicable thereafter, but in no event later than 150 calendar days after the Escrow Merger Effective Date;

               (iii) in connection with the foregoing, to file (A) all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective and (B) cause all necessary filings, if any, in connection with the registration and qualification of the Registered Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Registered Exchange Offer except that in no event shall the Obligor be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to take any other action that would subject it to service of process in suits in any jurisdiction other than those arising out of the offering or sale of the Notes in such jurisdiction pursuant to such Exchange Offer Registration Statement; and

               (iv) upon the effectiveness of the Exchange Offer Registration Statement, unless it would not be permitted by applicable law or Commission policy, promptly commence the Registered Exchange Offer to enable each Holder of the Notes (other than Holders who are affiliates (within the meaning of the Securities Act) of the Obligor or underwriters (as defined in the Securities Act) with respect to the Registered Notes) to exchange the Notes for Registered Notes.

     The Obligor shall cause the Exchange Offer Registration Statement and the related Prospectus, as of the effective date of such Exchange Offer Registration Statement, (i) to comply with the applicable requirements of the Securities Act and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) The Obligor shall cause the Registered Exchange Offer to be Consummated in compliance with the Securities Act, the Exchange Act and all other applicable laws and regulations. No securities other than the Registered Notes shall be included in the Exchange Offer Registration Statement. The Obligor shall use its best

                                     - 4 -
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     efforts to cause the Registered Exchange Offer to be Consummated within 20
     Business Days, but in any event not later than 30 Business Days, after the effective date of the Exchange Offer Registration Statement. The Registered Exchange Offer shall be on an appropriate form under the Securities Act as to permit resales of Registered Notes by delivering the Prospectus contained in the Exchange Offer Registration Statement.

          (c) To the extent necessary to ensure that the Exchange Offer Registration Statement is available for sales of Registered Notes by Broker-Dealers, the Obligor shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for a period of up to one year after the Consummation of the Registered Exchange Offer (or such longer period if extended pursuant to Section 4(c)(ix)).

          (d) In connection with the Registered Exchange Offer, the Obligor shall:

               (i) mail, or cause to be mailed, to each Holder of the Notes a copy of the Prospectus forming a part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

               (ii) keep the Registered Exchange Offer open for a period of not less than 20 Business Days after the date notice thereof is mailed to the Holders of the Notes (or longer if required by applicable law);

               (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York; and

               (iv) permit Holders of the Notes to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer shall remain open (the "Exchange Date").
                -------------

          (e) As soon as practicable after the Exchange Date, the Obligor shall:

               (i) accept for exchange all Notes duly tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

               (ii) deliver or cause to be delivered to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Obligor;

               (iii) execute and deliver to, or cause to be delivered to, the Trustee for authentication and delivery, Registered Notes in an aggregate principal amount equal to the aggregate principal amount of the Notes so accepted for exchange; and

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               (iv)    cause the Trustee to authenticate and deliver promptly to
          each Holder of the Notes accepted for exchange, Registered Notes having an aggregate principal amount at maturity equal to the aggregate principal amount at maturity of the Notes surrendered by such Holder and accepted for exchange.

     Section 3.  Shelf Registration.
                 ------------------

          (a)  If:

               (i) the Obligor is not required to file the Exchange Offer Registration Statement or permitted to Consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy; or

               (ii) any Holder of Transfer Restricted Securities notifies the Obligor prior to the 20th day following commencement of the Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Registered Exchange Offer, (b) that it may not resell the Registered Notes acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (c) that it is a Broker-Dealer and owns Notes acquired directly from the Obligor or an affiliate of the Obligor, then the Obligor shall take the following actions:

               (A) After the occurrence of one of the events described in 3(a)(i) or (ii), the Obligor shall prepare and file with the Commission as promptly as practicable but in no event later than 30 days after the occurrence of one of the events described in 3(a)(i) or
          (ii) and in any event within 60 days after the Escrow Merger Effective Date, a Shelf Registration Statement on an appropriate form under the Securities Act relating to the offer and sale by the Holders of the Notes in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (a "Shelf Registration") and use its best efforts to cause such Shelf
           ------------------
          Registration Statement to be declared effective as promptly as practicable after such filing but in no event later than 90 calendar days after the occurrence of one of the events described in 3(a)(i) or
          (ii); and

               (B) The Obligor shall use its best efforts to keep the Shelf Registration Statement continuously effective, and agrees to amend or supplement the prospectus contained therein (and use its best efforts to cause any such amendment to become and remain effective) in order to permit the prospectus included therein to be available for resales of, and lawfully delivered by the Holders of, the Notes covered thereby, until the earlier of (x) the second anniversary of the Escrow Merger Effective Date (or for such

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          longer period if extended pursuant to Section 4(i)(ix)), (y) such time as all the Notes covered by such Shelf Registration Statement have been sold pursuant thereto or (z) the date on which all persons that are not affiliates may resell the Notes pursuant to Rule 144(k) under the Securities Act or the date on which the Notes otherwise cease to be Transfer Restricted Securities.

          (b) The Obligor shall cause any Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such Shelf Registration Statement, amendment or supplement, (i) to comply in all materials respects with the applicable requirements of the Securities Act and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section 4.  Registration Procedures.
                 -----------------------

          (a)  Registered Exchange Offer.  In connection with the Registered
               -------------------------
     Exchange Offer:

               (i)     the Obligor shall comply with all of the provisions of
          Section 4(c) below (other than those that are not applicable);

               (ii) prior to effectiveness of the Exchange Offer Registration Statement, if the Commission so requests, the Obligor shall make the following representations (in substantially the form set forth below) to the staff of the Commission:

                       (A) that the Obligor is registering the Registered Notes
               and the Registered Exchange Offer in reliance on the position of the staff of the Commission enunciated in the Exxon Capital
                                                             -------------
               Holdings Corporation Commission no-action letter (available May
               --------------------
               13, 1988) and the Morgan Stanley and Co., Inc. Commission no-
                                 ----------------------------
               action letter (available June 5, 1991), as interpreted in the Shearman & Sterling Commission no-action letter (available July
               -------------------
               2, 1993); and

                       (B) that the Obligor has not entered into any arrangement
               or understanding with any person to distribute the Registered Notes to be received in the Registered Exchange Offer and that, to the best of the Obligor's information and belief, each Person participating in the Registered Exchange Offer is acquiring the Registered Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Registered Notes to be received in the Registered Exchange Offer. In this regard, the Obligor will make each person participating in the Registered Exchange Offer aware (through the Prospectus included in the Exchange Offer Registration Statement or otherwise) that, if the Registered Notes and the Registered Exchange Offer are being registered for the purpose of secondary resales of the Registered Notes, any Holder using the Registered Exchange Offer to participate in a distribution of the Registered Notes (1) could not rely on the staff position enunciated in such Exxon Capital Holdings Corporation letter or similar letters and (2) must comply with registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction of the Registered Notes. The Obligor acknowledges that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K;

               (iii) the Obligor will require each Holder that is a Broker-Dealer and that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), to include a representation in such
           ---------------------------
          Participating Broker-Dealer's letter of transmittal with respect to the Registered Exchange Offer that such Participating Broker-Dealer has not entered into any arrangement or understanding with the Obligor or any affiliate of the Obligor to distribute the Registered Notes;

               (iv) the Obligor (1) will make each Person participating in the Registered Exchange Offer aware (through the Prospectus included in the Exchange Offer Registration Statement or otherwise) that any Broker-Dealer who holds Notes acquired for its own account as a result of market-making activities or other trading activities, and who receives Registered Notes in exchange for such Notes pursuant to the Registered Exchange Offer, may be a statutory underwriter and in connection with any resale of such Registered Notes must deliver a Prospectus meeting the requirements of the Securities Act and describing the methods by which Participating Broker-Dealers may resell such Registered Notes, and (2) will include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Registered Exchange Offer the following additional provision:

               "If the undersigned is a broker-dealer holding Notes acquired for its own account as a result of market-making activities or other trading activities, the undersigned hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Registered Notes received in respect of such Notes pursuant to the Registered Exchange Offer"

          and the transmittal letter or similar documentation may also include a statement to the effect that by so acknowledging and by delivering a Prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act;

               (v) as a condition to its participation in the Registered Exchange Offer pursuant to the terms of this Agreement, each Holder of the Notes who tenders such Notes pursuant to the Registered Exchange Offer shall furnish a written representation to the Obligor (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that by accepting the Registered Exchange Offer, such Holder represents to the Obligor that:

                    (A) it is not an affiliate of the Obligor (within the
               meaning of the Securities Act);

                    (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Registered Notes to be issued in the Registered Exchange Offer;

                    (C) it is acquiring the Registered Notes in its ordinary
               course of business; and

                    (D) if it is a Participating Broker-Dealer holding Notes
               acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of Registered Notes received in respect of such Notes pursuant to the Registered Exchange Offer;

          and the transmittal letter or similar documentation may also include a statement to the effect that by so acknowledging and by delivering a Prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; and

               (vi) the Obligor shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which shall contain:

                    (A) a statement substantially to the effect that any Broker-
               Dealer and any Holder using the Registered Exchange Offer to participate in a distribution of the Registered Notes to be acquired in the Registered Exchange Offer:

                         (I) could not under Commission policy as in effect on
                    the date of this Agreement rely on the position of the Commission enunciated in the Morgan Stanley and Co., Inc.
                                                 ----------------------------
                    Commission no-action letter (available June 5, 1991) and the Exxon Capital Holdings Corporation Commission no-action
                    ----------------------------------
                    letter (available May 13, 1988), as interpreted in the to

                    Shearman &
                    -----------

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                    Sterling Commission no-action letter (available
                    --------
                    July 2, 1993), and similar no-action letters, and

                         (II) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Registered Notes and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Securities Act; and

                    (B) a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any Participating Broker-Dealer.

     Such "Plan of Distribution" section shall also allow the use of the Prospectus by Participating Broker-Dealers for a period of one year from the Consummation of the Exchange Offer, or such shorter period as will terminate when all the Notes acquired by Participating Broker-Dealers have been exchanged for the Registered Notes and resold by such Broker-Dealers, and include a statement to the effect that any Broker-Dealer who holds Notes acquired for its own account as a result of market-making activities or other trading activities, and who receives Registered Notes in exchange for such Notes pursuant to the Registered Exchange Offer, may be a statutory underwriter and must deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes and that any profit or commissions received by such Broker-Dealer may be deemed to be underwriting compensation under the Securities Act, and describing the means by which Participating Broker-Dealers may resell the Registered Notes. The "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement shall not name any such Participating Broker-Dealer or disclose the amount of Notes held by any such Participating Broker-Dealer except to the extent required by Commission policy.

          (b) Shelf Registration Statement.  In connection with any Shelf
              ----------------------------
     Registration Statement, the Obligor shall comply with all the provisions of
     Section 4(c) below (other than those that are not applicable) and shall effect such registration to permit the resale of Notes being sold in accordance with the intended method or methods of distribution set forth in the Shelf Registration Statement.

          (c) Registration Procedures.  In connection with any Registration
              -----------------------
     Statement and any Prospectus required by this Agreement, the Obligor shall:

               (i) prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form: (x) shall be selected by the Obligor; (y) shall, in the case of a Shelf Registration Statement, be available for the sale of Notes by the selling Holders thereof; and (z) shall comply as to form with the requirements of the Securities Act, and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and to keep such Registration Statement continuously effective for the period provided for in Section 2, in the case of an Exchange Offer Registration Statement, and for the period provided for in Section 3, in the case of a Shelf Registration Statement;

               (ii) (A) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 2 or Section 3, as the case may be; and (B) cause each Prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, cause the Prospectus to be filed pursuant to Rule 424 under the Securities Act and to comply in all material respects with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner;

               (iii) advise the Initial Purchasers, each Holder of the Notes included in the Shelf Registration Statement and, with respect to the Exchange Offer Registration Statement, any Participating Broker-Dealer from whom the Obligor has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer:

                    (A) when each Registration Statement or any amendment
               thereto has been filed with the Commission and when each such Registration Statement or any post-effective amendment thereto has been declared effective;

                    (B) of any request by the Commission for amendments or
               supplements to a Registration Statement or the Prospectus included therein or for additional information;

                    (C) of the issuance by the Commission of any stop order
               suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose;

                    (D) of the receipt by either of the Obligor or its legal
               counsel of any notification with respect to the suspension of the qualification of the Notes or the Registered Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                    (E) when the prospectus contained in any Registration
               Statement may not be used for offers or sales of the Registered Notes because (x) of the existence of any fact or the happening of any event (including any material non-public information) that makes untrue any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading or (y) such prospectus shall not contain the current information required by the Securities Act; it being understood that any notice delivered pursuant to this subparagraph need not specifically recite the reasons for its delivery, provided that the Obligor consults with the Initial Purchasers prior to delivery of such notice as to the reasons underlying such notice need;

               (iv) use its best efforts to prevent the issuance of any order of the Commission suspending the effectiveness of a Registration Statement; and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Notes or the Registered Notes under state securities or Blue Sky laws, the Obligor shall use its best efforts to obtain the withdrawal of such order at the earliest possible time, and provide prompt notice of the withdrawal of any such order to each Holder of any Notes included in the Shelf Registration Statement, and, with respect to the Exchange Offer Registration Statement, to any Participating Broker-Dealer participating in the Registered Exchange Offer;

               (v) furnish to each of the Initial Purchasers, upon request, and, in the case of a Shelf Registration, to each Holder of any Notes included in the Shelf Registration Statement, and counsel to the Initial Purchasers referred to in Section 6, a reasonable time prior to filing with the Commission, copies of any Registration Statement or any Prospectus included therein and any amendments or supplements thereto (including all documents incorporated by reference prior to the effectiveness of such Registration Statement), which documents, other than documents incorporated by reference, will be subject to the review of the Initial Purchasers for a period of at least five Business Days, and the Obligor may, in its reasonable discretion, reflect in each such document when so filed with the Commission, such comments as the Initial Purchasers or such Holders reasonably may propose within five Business Days after the receipt thereof;

               (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus subsequent to the effectiveness thereof (A) if requested, provide copies of such document to any Holder of any Notes included in such Registration Statement, to the Initial Purchasers and (B) make representatives of the Obligor available for discussion of such document and other customary due diligence matters, and (C) the Obligor may, in its reasonable discretion, include such information in such document prior to the filing thereof as Holders or the Initial Purchasers may reasonably request;

               (vii) (A) make available at reasonable times for inspection by the Initial Purchasers and, in the case of a Shelf Registration, Holders of any Notes included in such Registration Statement, and any attorney or accountant retained by such Holder or the Initial Purchasers, or any underwriter participating in any disposition pursuant to a Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Obligor and (B) cause the officers, directors and employees of the Obligor to supply all information reasonably requested by any such Holder, Initial Purchaser, attorney, accountant or underwriter in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness, in each case, as is customary for similar due diligence examinations;

               (viii) if requested by any selling Holders in connection with a Shelf Registration Statement or the Initial Purchasers in connection with market making activities, (A) promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders or the Initial Purchasers may reasonably request, and to which the Obligor does not reasonably object, to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Notes, the purchase price being paid therefor and any other terms of the offering of the Notes to be sold in such offering, and (B) make all required filings of any such Prospectus supplement or post-effective amendment as promptly as practicable after the Obligor is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (ix)  upon the occurrence of any event of the kind described in
          Section 4(c)(iii)(E) or any other event that would cause such Registration Statement or the Prospectus contained therein not to be effective and usable for resales of Notes or Registered Notes during the period required by this Agreement, promptly (except as contemplated by Section 2(c) or 3(a)(ii)(B) hereof) prepare a post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus and use its best efforts to cause such amendment to be declared effective, or file any other required document so that the Registration Statement and the Prospectus, as thereafter delivered to Holders of the Transfer Restricted Securities or the purchasers of Transfer Restricted Securities, (A) will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) will contain all information required by the Securities Act. If any of the Initial Purchasers, the Holders of any Notes or Registered Notes covered by a Registration Statement or any known Participating Broker-Dealer is required by the terms of this Agreement to suspend the use of a Prospectus until the requisite changes to such Prospectus have been made, then the period of effectiveness of the applicable Shelf Registration Statement provided for in Section 3 and the Exchange Offer Registration Statement provided for in

          Section 2 shall each be extended by the number of days during the period from and including the date such notice is required to be given under this Agreement to and including the date when the Initial Purchasers, each selling Holder covered by such Registration Statement, and any known Participating Broker-Dealer shall have received an amended or supplemented Prospectus contemplated by this clause (ix) or shall have received Advice (as defined below) from the Obligor;

               (x) in the case of a Registered Exchange Offer, deliver to each of the Initial Purchasers one manually signed copy of the Exchange Offer Registration Statement without charge and with any post-effective amendment thereto, including financial statements and schedules, and, if the Initial Purchasers request, all exhibits (including those, if any, incorporated by reference);

               (xi) in the case of a Registered Exchange Offer, deliver to each of the Initial Purchasers, any Participating Broker-Dealer and such other persons required to deliver a Prospectus in connection with the offering and sale of the Registered Notes following the Registered Exchange Offer, without charge, as many copies of the final Prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request, and, in connection therewith, the Obligor hereby consents, subject to any notice by the Obligor in accordance with this Section 4(c) of the existence of any fact or event of the kind described in
          Section 4(c)(iii)(E), to the use of the Prospectus or any amendment or supplement thereto by the Initial Purchasers, if necessary, any Participating Broker-Dealer and such other persons as are required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the Registered Notes covered by the Prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement;

               (xii) in the case of a Shelf Registration, furnish to each of the Initial Purchasers, without charge, one manually signed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the recipient Holder so requests, all exhibits (including those, if any, incorporated by reference);

               (xiii) in the case of a Shelf Registration, deliver, without charge, to each of the Initial Purchasers and each Holder of the Notes included within the coverage of a Shelf Registration Statement which was declared effective by the Commission as many copies of the Prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request, and, in connection therewith, the Obligor hereby consents, subject to any notice by the Obligor in accordance with this Section 4(c) of the existence of any fact or event of the kind described in Section 4(c)(iii)(E), to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the

          Notes in connection with the offering and sale of the Notes covered by the Prospectus, or any amendment or supplement thereto, included in such Shelf Registration Statement;

               (xiv) in the case of a Shelf Registration, (A) enter into such customary agreements and take all such other actions in connection therewith in order to expedite or facilitate the offering or disposition of the Notes included in the Shelf Registration Statement, including, but not limited to, furnishing to the Initial Purchasers and each Holder of any Notes included in the Shelf Registration Statement, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                         (1) a certificate, dated the date of effectiveness of
                    the Shelf Registration Statement, signed by (x) the president or chief executive officer of the Obligor and (y) the chief financial officer or the principal financial or accounting officer of the Obligor, confirming, as of the date thereof, that the Shelf Registration Statement and the related Prospectus do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and as to such other matters as such parties may reasonably request;

                         (2) opinions, dated the date of effectiveness of the
                    Shelf Registration Statement, of outside counsel for the Obligor, covering such matters as are customarily included in opinions to underwriters in primary underwritten offerings and as are reasonably requested by such parties; and

                         (3) a customary comfort letter, dated as of the date of
                    effectiveness of the Shelf Registration Statement, from the independent certified public accountants of the Obligor, in customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and addressing, to the extent relevant, the matters set forth in the Initial Letters (as defined in the Purchase Agreement) delivered pursuant to the Purchase Agreement;

                    (B) in the case of an underwriting agreement entered into in connection with a Shelf Registration, set forth in full indemnification provisions and procedures substantially in the form of those set forth in Section 7 hereof with respect to all parties required to be indemnified pursuant to such Section 7; and

                    (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above.

               (xv) prior to any public offering of any Notes pursuant to a Shelf Registration Statement, (A) cooperate with the selling Holders participating in a Shelf Registration, and their respective counsel, in connection with the registration and qualification of the Notes under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request, and (B) do any and all other acts or things necessary or advisable to enable the offering or disposition in such jurisdictions of the Notes, as the case may be, covered by the Shelf Registration Statement; except that in no event shall the Obligor be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to take any other action that would subject it to service of process in suits in any jurisdiction other than those arising out of the offering or sale of Notes in such jurisdiction pursuant to such Registration Statement;

               (xvi) to the extent that any Notes are held in certificated form and are not represented by global certificates, cooperate with the holders of such Notes, in connection with the Registered Exchange Offer, to include an aggregate principal amount of such Notes in a global certificate representing the Registered Notes, and, to the extent that any Notes or Registered Notes are not eligible to be held in book-entry form, prepare and deliver Notes or Registered Notes in certificated form as the Holders may request; provided, in either case, that the Obligor will cooperate with participating Broker Dealers (in the case of a Registered Exchange Offer) and any Holders selling Notes pursuant to a Shelf Registration Statement, to facilitate the timely delivery of such certificates (whether in book-entry or certificated form as provided above) representing such Registered Notes or Notes, as the case may be, to be sold which do not bear any restrictive legends (other than any customary legend required by the applicable depository or any legend that would be required by a Note or Registered Note held by an affiliate of the Obligor);

               (xvii) use its best efforts to cause the Notes or Registered Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities (except as may be required solely as consequence of a Holder's business) as may be necessary to enable the Consummation of the Registered Exchange Offer or, in the case of a Shelf Registration, as may be applicable to the Obligor with respect to filing and having declared effective the Shelf Registration Statement;

               (xviii) obtain appropriate CUSIP numbers for each series of Registered Notes not later than the effective date of the Registration Statement and provide the Trustee with printed certificates for the Notes or Registered Notes, as the case may be, in a form eligible for deposit with The Depository Trust

          Company, or with Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System and Cedel Bank, Societe Anonyme;

               (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, an earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a period of at least 12 months beginning after the effective date of a Registration Statement; and

               (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required to be filed by this Agreement, and, in connection therewith:
          (A) cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and (B) execute, and use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

          The Initial Purchasers, each Holder of Notes included in a Shelf Registration Statement and each Participating Broker-Dealer using the Prospectus included in the Exchange Offer Registration Statement for the resale of Registered Notes, by its acquisition of a Note or a Registered Note, agrees that, upon receipt of any notice from the Obligor of the existence of any fact or event of the kind described in Section 4(c)(iii)(E), the Initial Purchasers, Holder or Participating Broker-Dealer will forthwith discontinue disposition of the Notes or the Registered Notes, as applicable, and suspend the use of the Prospectus until the Initial Purchasers, Holder or Participating Broker-Dealer have received copies of a supplemented or amended Prospectus as contemplated by
Section 4(c)(ix), or until it is advised in writing by the Obligor that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Obligor, the Initial Purchasers, each such selling Holder of Notes or each such Participating Broker-Dealer, as the case may be, will deliver to the Obligor (at the expense of the Obligor) all copies, other than permanent file copies then in such Holder's, Initial Purchaser's or Participating Broker-Dealer's possession, of the Prospectus covering such Notes or Registered Notes, as applicable, that was current at the time of receipt of such notice.

     Section 5.  Hold-Back Agreements.
                 --------------------

          The Obligor agrees that neither it nor any affiliate, without the prior written consent of Bear, Stearns & Co. Inc., will effect any public or private sale or distribution (in cluding a sale pursuant to Regulation D under the Securities Act) of any securities the same as or similar to those covered by a Registration Statement filed pursuant to Section 2 or 3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, from the date of this Agreement until 180 calendar days after the Escrow Merger Effective Date.

     Section 6.  Registration Expenses.
                 ---------------------

          All expenses incident to the Obligor's performance of or compliance with its obligations under Sections 2, 3 and 4 of this Agreement will be borne by the Obligor regardless of whether a Registration Statement becomes effective, and, in the case of a Shelf Registration Statement, the Obligor will reimburse the Holders covered thereby for the reasonable fees and disbursements of one counsel, who shall be Skadden, Arps, Slate, Meagher & Flom LLP, unless another firm shall be designated by the Holders of a majority of the principal amount of the Notes or such Registered Notes included in any such Registration Statement.

     Section 7.  Indemnification and Contribution.
                 --------------------------------

          (a) In connection with any Registration Statement, the Obligor agrees to indemnify and hold harmless (i) each of the Initial Purchasers, each Participating Broker-Dealer and each Holder of Notes to be included in such Registration Statement, (ii each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
     Act) such Initial Purchaser, Participating Broker-Dealer or Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (ii the respective officers, directors,
           ------------------
     partners, employees, representatives and agents of any such Initial Purchaser, Participating Broker-Dealer or Holder or controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder") from and against any and all losses,
               ------------------
     liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and, subject to Section 7(c), any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which any such Indemnified Holder may become subject under the Securities Act, the Exchange Act or otherwise (collectively, "Losses"), insofar as such Losses
                                               ------
     (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Obligor will not be liable in any such case to the extent, but only to the extent, that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement or Prospectus contained therein made in reliance upon and in conformity with written information furnished to the Obligor by or on behalf of such Indemnified Holder expressly for use therein. This indemnity obligation will be in addition to any liability which the Obligor may otherwise have to such Indemnified Holder, including under this Agreement.

          (b) The Obligor hereby also agrees that in connection with any underwritten offering of Transfer Restricted Securities pursuant to Section 3, the Obligor will also indemnify any underwriters, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers, directors, employees, agents, advisors and representatives, and each controlling person thereof, substantially to the same extent as provided in
     Section 7(a) with respect to the indemnification of the Initial Purchasers and Holder of Transfer Restricted Securities (and such Persons will indemnify the Obligor and each controlling person thereof to the same extent as provided in Section 7(c)).

          (c) Each Initial Purchaser will, severally and not jointly, indemnify and hold harmless the Obligor, each of the directors of the Obligor, each of the officers of the Obligor and each other person, if any, who controls the Obligor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, from and against any Losses insofar as such Losses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus contained therein or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Obligor by or on behalf of such Initial Purchaser specifically for use therein, and shall reimburse the Obligor for any legal or other expenses reasonably incurred by the Obligor in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such Loss as such expenses are incurred.

          (d) Promptly after receipt by an indemnified party under subsection
     (a) or (c) of this Section 7 of notice of the commencement of any claim or action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this
     Section 7 or otherwise). In case any claim or such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in the defense thereof, and to the extent such indemnifying party may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (a) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense thereof, (b) the indemnifying parties shall not have employed counsel to have charge of the defense thereof within a reasonable time after notice of commencement of the action, or (c) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (it being understood, however, that the indemnifying party shall not be liable in any one claim or action or separate but substantially similar or related claims or actions in the same jurisdiction for the expenses of more than one separate counsel and one additional local counsel). Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent (which consent may not be unreasonably withheld). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

          (e) If the foregoing indemnification is unavailable or insufficient to an indemnified party for any reason in respect to any Losses or reimbursable expenses referred to therein, then in lieu of indemnification, each indemnifying party shall contribute to the amount paid or payable, including expenses, by such indemnified party in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or Registered Notes, as the case may be, or, if such allocation is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative benefits received (or anticipated to be received) but also the relative fault of each of the parties in connection with the statements or omissions or alleged statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things: (i) whether any losses, claims, damages or liabilities relate to information supplied by the Obligor or such Holder of Notes or such other indemnified person, as the case may be; (ii) the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. The Obligor and each indemnified party agrees that it would not be just and equitable if the amount of such contribution were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e). Notwithstanding any other provision of this paragraph (e), the Holders of the Notes or Registered Notes shall not be obligated to make contributions hereunder in any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Notes exceeds the amount of damages which such Holders have otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders to contribute pursuant to this Section 7(e) are several in proportion to the respective principal amount of Notes or Registered Notes held by each of the Holders hereunder and not joint. For purposes of this Section 7(e), each director, officer, employee and agent of any indemnified party and each person, if any, who controls such indemnified party (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) shall have the same rights to contribution as such indemnified party and each director and officer of the Obligor, and each person, if any, who controls the Obligor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) shall have the same rights to contribution as the Obligor.

          (f) The foregoing provisions are in addition to any rights that an indemnified party may have at common law or otherwise. The agreements contained in this Section 7 shall survive the sale of the Notes or the Registered Notes pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     Section 8.  Liquidated Damages.
                 ------------------

          The Obligor and the Initial Purchasers agree that the Holders of Transfer Restricted Securities will suffer damages if the Obligor fails to fulfill its obligations under this Agreement and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, in the event that, for any reason whatsoever: (a) the Obligor fails to file any of the Registration Statements required by this Agreement on or before the date specified for such filing; (b) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"); (c) the Obligor fails to
                    -------------------------
consummate the Exchange Offer within 30 Business Days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement; or (d) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified in this Agreement (each such event referred to in clauses (a) through (d) above a "Registration Default"), then the Obligor will pay, as the exclusive remedy and
---------------------
in lieu of any other damages, liquidated damages ("Liquidated Damages") to each
                                                   ------------------
Holder of Notes, with respect to the first 90 calendar day period, or any portion thereof, immediately following the occurrence of a Registration Default, in an amount equal to 25 basis points per annum of the principal amount of Notes held by such Holder. The amount of the Liquidated Damages will increase by an additional 25 basis points per annum of the principal amount of Notes with respect to each subsequent 90 calendar day period, or any portion thereof, until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of 100 basis points per annum of the principal amount of Notes. At such time as no Registration Default is continuing, the accrual of Liquidated Damages will cease. In the event of any Registration Default, the Obligor will provide notice to the Trustee of such Registration Default, and will cause the Trustee to provide appropriate notice thereof and of the imposition of the related Liquidated Damages to the Holders of the Notes.

     Section 9.  Rule 144.
                 --------

          The Obligor agrees that to the extent it shall be required to do so under the Exchange Act, the Obligor shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act), and shall take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Transfer Restricted Securities in connection with the Holder's sale pursuant to Rule 144, the Obligor shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     Section 10. Miscellaneous.
                 -------------

          (a) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
     be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Issuer have obtained the written consent of Holders of a majority in aggregate principal amount of Transfer Restricted Securities; provided that the provisions of Section 7 of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions thereof may not be given, unless the Obligor has obtained the written consent of each Indemnified Holder adversely affected thereby.

          (b) No Inconsistent Agreements.  The Company and the Issuer will not,
              --------------------------
     on or after the date of this Agreement, enter into any agreement with respect to their respective securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder are not inconsistent with the rights granted to the holders of the Company's or the Issuer's securities under any agreement in effect on the date hereof.

          (c) Notices.  All notices and other communications provided for or
              -------
     permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), or courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

               (ii) if to the Initial Purchasers, the Company or the Issuer, at their respective addresses set forth in the Purchase Agreement.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
     of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities.

          (e) Counterparts.  This Agreement may be executed in any number of
              ------------
     counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings.  The headings in this Agreement are for convenience of
              --------
     reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
     IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND TO BE FULLY PERFORMED IN SUCH STATE AND WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

          (h) Submission to Jurisdiction. (i) Each of the Company and the
              --------------------------
     Issuer:

               (x) irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder;

               (y) irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or in such federal court; and

               (z) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consents, to the fullest extent permitted by law, to service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or the Issuer, as applicable, at its address as provided in Section 10(c) of this Agreement, such service to become effective five days after such mailing;

               (ii) Nothing in this Section shall affect the right of any person to serve legal process in any other manner permitted by law or affect the right of any person to bring any action or proceeding against the Company or the Issuer or their respective properties in the courts of other jurisdictions.

          (i) Severability.  In the event that any one or more of the provisions
              ------------
     contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions contained herein shall not, to the fullest extent permitted by law, be affected or impaired thereby.

          (j) Third Party Beneficiaries.  Holders of the Notes and Registered
              -------------------------
     Notes and each Indemnified Holder are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such persons.

          (k) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
     Agreement, is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises. warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company and the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        ARCH COMMUNICATIONS, INC.



                                        By: /s/ C.E. Baker, Jr.
                                           ----------------------------------
                                           Name: C.E. Baker, Jr.
                                           Title: Chairman of the Board
                                                  and Chief Executive Officer

                                        ARCH ESCROW CORP.


                                        By: /s/ C.E. Baker, Jr.
                                           ----------------------------------
                                           Name: C.E. Baker, Jr.
                                           Title: Chairman of the Board
                                                  and Chief Executive Officer


                                        BEAR, STEARNS & CO. INC.


                                        By: /s/ James C. Diao
                                           ----------------------------------
                                           Name: James C. Diao
                                           Title: Senior Managing Director

                                        TD SECURITIES (USA) INC.


                                        By: /s/ Gordon Paris
                                           ----------------------------------
                                           Name: Gordon Paris
                                           Title: Managing Director

                                        BNY CAPITAL MARKETS, INC.


                                        By: /s/ John M. Roy
                                           ----------------------------------
                                           Name: John M. Roy
                                           Title:

                                        RBC DOMINION SECURITIES CORPORATION



                                        By: /s/ Donald W. Graham
                                           --------------------------------
                                        Name: Donald W. Graham
                                        Title: Vice President


                                        BARCLAYS CAPITAL INC.



                                        By:/s/ Michael Bloom
                                           --------------------------------
                                        Name: Michael Bloom
                                        Title: Director